SUMMARY PROSPECTUS	MAY 1, 2015

PARNASSUS FIXED INCOME FUNDSM

Investor Shares:  PRFIX

Institutional Shares:  PFPLX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at www.parnassus.com. You can also get this information at no cost by calling (800) 999-3505 or by sending an e-mail request to shareholder@parnassus.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2015, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

Parnassus Fixed Income Fund

Investment Objective

The Parnassus Fixed Income Fund’s objective is a high level of current income consistent with safety and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Fixed Income Fund.

Parnassus Fixed Income Fund
Annual Fund Operating Expenses (%)	Investor Shares		Institutional Shares
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50		0.50
Distribution (12b-1) Fees	None		None
Other Expenses	0.28		0.15	[1]
Service Fees	0.13		None
All remaining other expenses	0.15		0.15
Total Annual Fund Operating Expenses	0.78		0.65
Expense Reimbursement	0.10		0.07
Total Annual Fund Operating Expenses After Expense Reimbursement	0.68	[2]	0.58	[2]

[1]	Other expenses have been estimated based on actual expenses of the Investor Shares during the fiscal year ended December 31, 2014.

[2]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund—Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Fixed Income Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Fixed Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$69	$239	$423	$957
Institutional Shares	$59	$201	$355	$804

Portfolio Turnover

The Parnassus Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52.6% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Fixed Income Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds and other fixed income instruments. Fixed income instruments may include, but are not limited to, U.S. Treasuries and Agency debt, debt of government-related entities, corporate bonds, commercial and residential mortgage-backed securities, convertible bonds and asset-backed securities. The Fund invests mainly in domestic securities, and to a lesser extent may also invest in U.S. dollar denominated foreign securities. The Fund may purchase foreign securities directly on foreign markets. The Fund’s investment adviser (Adviser) also takes environmental, social and governance factors into account when making investment decisions. The Fund normally invests at least 80% of its net assets in fixed income securities that have investment-grade ratings (namely rated at least BBB- by Standard & Poor’s Rating Group (“S&P”) or at least Baa3 by Moody’s Investors Services, Inc. (“Moody’s”)) or, if unrated, have been determined by the Adviser to be of similar economic quality. Additionally, at least 65% of the Fund’s total net assets will normally be invested in fixed income securities rated “A” or better by Moody’s or S&P. At any given time, up to 20% of the portfolio may be invested in non-investment grade fixed income securities (otherwise known as “high-yield” or “junk bonds”) or unrated fixed income securities determined by the Adviser to be of similar economic quality. Non-investment grade and unrated securities are more risky than investment-grade securities. The Fund may sell a security if the Adviser believes it no longer meets the Fund’s investment objective. The Fund may invest in long-term, intermediate-term or short-term fixed income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. As of March 31, 2015, the dollar-weighted average maturity of the Fund’s portfolio was 5.82 years.

Principal Risks

All investments involve risk, and investing in the Parnassus Fixed Income Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

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Interest Rate Risk. In general, bond prices are inversely related to interest rates. As interest rates drop, bond prices will likely go up, and as interest rates go up, the value of bonds will likely go down.

■	Credit Risk. There is a possibility that issuers of debt obligations will not pay the Fund interest or principal or that their credit rating may be downgraded by a ratings agency.

■

Market Risk. A security’s value may also be affected by market activity or by supply and demand. If the Fund is unable to find buyers for a given security, this can have a negative effect on the Fund’s net asset value.

■

Non-Investment Grade Risk and Unrated Bond Risk. Non-investment grade bonds (otherwise known as “high-yield” or “junk bonds”) and bonds that have not been rated by a nationally recognized statistical rating organization carry additional credit risk and are considered to be less safe than investment-grade bonds.

■

Mortgage-Backed Securities Risk. Mortgage-backed securities are defined as obligations with pools of mortgages providing collateral, interest income and principal repayment. Such securities can be originated by private institutions or government sponsored enterprises, like Fannie Mae and Freddie Mac, and the underlying mortgages can be either commercial or residential. Mortgage-backed securities, like all fixed income investments, have interest rate and credit risk. However, these securities also have extension and prepayment risk. Extension risk is the risk that a rise in interest rates or lack of refinancing opportunities can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities. This would increase the Fund’s sensitivity to rising rates and its potential for price declines. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce the Fund’s share price and income distribution.

■

Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. The issuer of a convertible security may not be able to pay interest or dividends when due, and their market value may change based on actual or perceived changes in the issuer’s creditworthiness. Convertible securities are also subject to the same types of risk that apply to the underlying security. The Fund may be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return and result in investment losses.

■

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

■	Information Risk. The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

■	Management Risk. The Adviser may be wrong in its assessment of a security’s value and the Fund’s holdings may not reach what the Adviser believes are their full values.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Fixed Income Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.4% (quarter ended September 30, 2009), and the lowest return for a quarter was a loss of 2.1% (quarter ended December 31, 2010).

Below is a table comparing the performance of the Parnassus
Fixed Income Fund’s two share classes with that of the Barclays
U.S. Aggregate Bond Index and the Lipper A-Rated Bond Fund
Average. Figures are average annual returns for the one-, five-
and ten-year periods ended December 31, 2014. The table is
intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before
and after taxes, compare with a broad measure of market
performance, the Barclays U.S. Aggregate Bond Index, and a
group of similar mutual funds, the Lipper A-Rated Bond Fund
Average, and also how the Fund’s performance varies from year to year.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2014)
Investor Shares
Return before Taxes	4.49	3.48	4.35
Return after Taxes on Distributions	3.75	2.81	3.38
Return after Taxes on Distributions and Sale of Fund Shares	3.14	2.85	3.29
Institutional Shares
Return before Taxes	4.49	3.48	4.35
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97	4.45	4.71
Lipper A-Rated Bond Fund Average	7.66	5.74	4.74

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Parnassus Fixed Income Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Fixed Income Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Manager

Samantha D. Palm is the Portfolio Manager of the Parnassus Fixed Income Fund and has served in this capacity since 2013.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 21 of the prospectus.

Purchase and Sale of Fund Shares

The Fund offers two classes of shares: Investor Shares and Institutional Shares. For Investor Shares, the minimum initial purchase is $2,000, with a minimum of $500 for certain custodial accounts and IRAs. The minimum investment in an automatic investment plan is $50. The minimum subsequent investment is $50. For Institutional Shares, the minimum initial purchase is $100,000.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, CA 94105), or by telephone at 800-999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “Investing with Parnassus Funds” on page 28 of the prospectus.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case such distribution may be taxable at a later date.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the brokerdealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PARNASSUS FUNDS ®

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

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